SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 10, 2004

deCODE genetics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30469	04-3326704
(State or Other Juris-	(Commission	(I.R.S. Employer
diction of Incorporation)	File Number)	Identification No.)

Sturlugata 8, 1S-101 Reykjavík, Iceland

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code +354-570-1900

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐    Written communications pursuant to Rule 425 under the Securities Act

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

                        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

                        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01    Changes in Registrant’s Certifying Accountant.

                On September 10, 2004, the Audit Committee of the Board of Directors of deCODE genetics, Inc. (“deCODE”) appointed Deloitte & Touche LLP (“Deloitte”) as deCODE’s new independent registered public accounting firm for the fiscal year ended December 31, 2004.  The appointment was effective immediately.

                During deCODE’s two most recent fiscal years and the period from the end of the most recent fiscal year to the date of appointment of Deloitte, neither deCODE nor anyone acting on its behalf consulted with Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on deCODE’s financial statements, or any other matters or events set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

deCODE genetics, Inc.

By:	/s/ Kari Stefansson
Kari Stefansson,
President, Chief Executive Officer

Dated:  September 10, 2004